 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SINO-GLOBAL SHIPPING AMERICA, LTD.

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Sino-Global Shipping America, Ltd.
1044 Northern Boulevard, Suite 305
Roslyn, New York 11576-1514

March 6, 2018, at 10:00 a.m., Eastern Time

To the shareholders of Sino-Global Shipping America, Ltd.:

The Fiscal Year 2018 Annual Meeting of Shareholders of Sino-Global Shipping America, Ltd. (the “Company”) will be held on March 6, 2018, at 10:00 a.m., Eastern Time, at the offices of Pryor Cashman LLP, located at 7 Times Square, New York, New York 10036.

The accompanying Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully, provides important information regarding the business to be conducted at the annual meeting.

You are requested to complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope or vote by telephone or Internet, whether or not you plan to attend the annual meeting. If you attend the meeting, you may vote in person even if you have previously submitted a proxy card. Regardless of the number of shares you own or whether you plan to attend the annual meeting, it is important that your shares be represented and voted. If you hold your shares in “street name” (that is, through a broker, bank or other nominee), please complete, date and sign the voting instruction form that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope or review the instructions in the materials forwarded by your broker, bank or other nominee regarding the option to vote on the Internet or by telephone. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another shareholder, please bring written confirmation from the record owner that you are acting as a proxy. If you hold your shares in “street name” and plan to attend the meeting in person, please remember to bring a form of personal identification with you and proof of beneficial ownership.

On behalf of the Board of Directors, I thank you for your support and continued interest in Sino-Global.

Sincerely,

Mr. Lei Cao

CHAIRMAN OF THE BOARD OF DIRECTORS OF

SINO-GLOBAL SHIPPING AMERICA, LTD.

This Notice and the Proxy Statement are first being mailed to shareholders on or about January 25, 2018.

Sino-Global Shipping America, Ltd.

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MARCH 6, 2018

Date and Time	March 6, 2018, at 10:00 a.m., Eastern Time
Place	Pryor Cashman LLP located at 7 Times Square, New York, New York 10036
Items of Business

(1) To elect two Class II nominees named in the attached proxy statement to serve on the Board of Directors until the 2021 annual meeting of shareholders, until the next annual meeting if Proposal 2 is passed or until their successors are duly elected and qualified;

(2) To amend the Company’s articles of incorporation to declassify the Board of Directors such that all directors are elected on an annual basis by 2019;
(2) To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2018;

(3) To vote on an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers as disclosed in the attached proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

(4) To transact any other business properly coming before the meeting.
Record Date	You can vote if, at the close of business on January 10, 2018 (the “Record Date”), you were a holder of record of our common stock.
Proxy Voting	All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed proxy card or by telephone or Internet, or if you hold your shares in street name using the voting instruction form provided by your broker, bank or nominee, or by accessing the website or toll-free number indicated on the voting instructions accompanying your proxy card to vote via the Internet or phone.

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The Board of Directors unanimously recommends that you vote to:

●	elect the two Class II nominees named in the attached proxy statement;

●	amend the Company’s articles of incorporation to declassify the Board of Directors such that all directors are elected on an annual basis by 2019;

●	ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2018; and

●	approve the compensation of the Company’s named executive officers as disclosed in this proxy statement.

Pursuant to the rules promulgated by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors,

Mr. Lei Cao

CHAIRMAN OF THE BOARD OF DIRECTORS OF

SINO-GLOBAL SHIPPING AMERICA, LTD.

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STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words “anticipate,” “estimate,” “project,” “intend,” “expect,” “plan,” “believe,” “should,” “likely” and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

These forward-looking statements, including statements relating to our future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting our best judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2017 filed with the SEC on September 27, 2017 and our subsequently filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption “Risk Factors” in such filings.

As used in this proxy statement, the terms “we,” “us,” “our,” the “Company,” and “Sino-Global” refer to Sino-Global Shipping America Ltd. and our subsidiaries and affiliates, unless the context indicates otherwise.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE 2018 ANNUAL MEETING OF SHAREHOLDERS

Why am I receiving these materials?

The Board of Directors of Sino-Global Shipping America Ltd., or our Board of Directors, is providing these proxy materials to you in connection with our 2018 annual meeting of common shareholders, which will take place on Tuesday, March 6, 2018. Our common shareholders are invited to attend the annual meeting and are entitled to and requested to vote on the proposals described in the attached proxy statement.

What information is contained in the attached proxy statement?

The information included in the attached proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, information including compensation concerning directors and our most highly paid executive officers, and certain other required information.

What am I voting on at the annual meeting?

You will be voting on the following proposals:

(1) To elect two Class II nominees named in the attached proxy statement to serve on the Board of Directors until the 2021 annual meeting of shareholders, until the next annual meeting if Proposal 2 is passed or until their successors are duly elected and qualified;

(2) To amend the Company’s articles of incorporation to declassify the Board of Directors such that all directors are elected on an annual basis by 2019;

(3) To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018;

(4) To vote on an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

(5) To transact any other business properly coming before the meeting.

How does the Board of Directors recommend I vote?

Our Board of Directors unanimously recommends that you vote your shares of common stock:

(1) “FOR” the Class II nominees named in the attached proxy statement to serve on the Board of Directors;

(2) “FOR” the amendment to the First Amended and Restated Articles of Incorporation to declassify the Board of Directors such that all directors are elected on an annual basis by 2019;

(3) “FOR” the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018; and

(4) “FOR” an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers.

What shares can I vote?

You may vote shares of our common stock owned by you as of the close of business on January 10, 2018 (the “Record Date”). Each share of common stock is entitled to one vote. As of January 10, 2018, we had 10,435,535 shares of common stock outstanding.

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How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1) By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2) By telephone, using any touch-tone telephone to transmit your voting instructions by calling the number specified on your proxy card; or

(3) By mail, by completing, signing and returning your proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the annual meeting?

If you are a registered shareholder, you may vote your shares owned by you as of January 10, 2018, at the annual meeting if you attend in person. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 1:00 a.m., New York time, on March 6, 2018, (3) voting again via the telephone prior to 1:00 a.m., New York time, on March 6, 2018, or (4) voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of all proposals and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact your bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, is considered a routine matter for which brokerage firms may vote without specific instructions. The other matters are not considered routine matters for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

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How can I attend the meeting?

The meeting is open to all holders of our common stock as of January 10, 2018.

May shareholders ask questions at the annual meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.

How many votes must be present to hold the annual meeting?

In order for us to conduct our annual meeting, a majority of our issued and outstanding shares of common stock as of January 10, 2018, must be present in person or by proxy at the annual meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail.

Where can I find a copy of the proxy materials?

A copy of the proxy materials is available online at www.investorvote.com/SINO.

How many votes are needed to approve the Company’s proposals?

Proposal 1. The nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” the nominee for director unless a properly executed proxy card is marked “Withhold” as to a particular nominee for director.

Proposal 2. The amendment to the articles of incorporation to declassify the Board of Directors such that all directors are elected on an annual basis by 2019, requires that a majority of the outstanding shares of the Company be voted “For” the proposal.

Proposal 3. The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum.

Proposal 4. The advisory vote to approve executive officer compensation is advisory in nature and not binding on our Company. A vote “For” the proposal by a majority of the votes cast at the meeting would be considered an advisory approval of the proposed executive officer compensation. If a majority of shares do not vote in favor of the proposal, the Compensation Committee and Board of Directors will carefully consider the outcome when making future compensation decisions.

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Sino-Global Shipping America, Ltd.

PROXY STATEMENT

FISCAL YEAR 2018 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MARCH 6, 2018

PROPOSAL 1:

ELECTION OF TWO (2) CLASS II DIRECTORS AND DIRECTOR BIOGRAPHIES

(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director in each Class follows. You are asked to vote for the Class II nominees to serve as Class II members of the Board of Directors. The Class II nominees for our Board of Directors have consented to serve if elected. The term of the Class I members of the Board of Directors continues until 2020, unless the First Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”) are amended as discussed in Proposal 2 below, and the term of the Class III member of the Board of Directors continues until 2019.

The two (2) Class II nominees for election as Class II members of the Board of Directors to serve a three year term expiring in 2021 (unless the Articles of Incorporation of the Company are amended as discussed in Proposal 2 below):

Lei Cao Chief Executive Officer and Director Age — 54 Director since 2001

Mr. Cao is our Chief Executive Officer and a Director. Mr. Cao founded our company in 2001 and has been the Chief Executive Officer since that time. Mr. Cao has been Chief Executive officer of our company since its formation. Prior to founding our company, Mr. Cao was a Chief Representative of Wagenborg-Lagenduk Scheepvaart BV, Holland, from 1992 – 1993, Director of the Penavico-Beijing’s shipping agency from 1987 through 1992, and a seaman for Cosco-Hong Kong from 1984 through 1987. Mr. Cao received his EMBA degree in 2009 from Shanghai Jiao Tong University. Mr. Cao was chosen as a director because he is the founder of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.

Tieliang Liu Independent Director Age — 58 Director since 2013

Dr. Liu currently serves as the vice president in charge of accounting and finance to China Sun-Trust Group Ltd. and has held this position since 2001. Dr. Liu was a financial controller for Huaxing Group Ltd from 1998 to 2001. From 1996 through 1998, he was the chief accountant of China Enterprise Consulting Co., Ltd. Before working in industry, Dr. Liu taught accounting and finance in a university for more than ten years and has published dozens of books and articles. Dr. Liu is a CPA in China. He received a PhD, master and bachelor degrees from Tianjin University of Finance and Economics. Dr. Liu has been chosen to serve as a director because of his accounting and business knowledge and experience in working with small and medium-sized companies.

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Class I members of the Board of Directors whose terms continue to 2020 (unless the Articles of Incorporation of the Company are amended as discussed in Proposal 2 below):
Ming Zhu Independent Director Age — 59 Director since 2014

Mr. Zhu has been an international business consultant with RMCC Investment LLC, a Richmond, Virginia based consulting firm, since 1994. Mr. Zhu holds a master’s degree in tourism and business from Virginia Commonwealth University. Mr. Zhu has also served as an independent director at eFuture Information Technology Inc. since 2007 and as an independent director of Tri-Tech Holding, Inc. since 2012. Mr. Zhu’s experiences including his experiences with public companies and knowledge of our company qualifies him to serve on our board.

Zhikang Huang Chief Operating Officer and Director Age — 39 Director since 2015

Mr. Huang has been our Chief Operating Officer since 2010. Prior to 2010, he served as Director of Sino-Global Shipping Australia, for which he was responsible for regional operations, marketing and regulation oversight. From 2006 through 2010, Mr. Huang served as our company’s Vice President, with duties focused on company operation and strategy, international shipping and marketing. From 2004 through 2006, Mr. Huang served as our Company’s Operations Manager, and from 2002 through 2004, he served as an operator with our Company. Mr. Huang obtained his degree in English from Guangxi University in 1999. Mr. Huang’s long-time experience with our company qualifies him to serve a director of the Company and led the board to conclude that he should be nominated to serve us as a director.

Class III member of the Board of Directors whose term continues to 2019:
Jing Wang Independent Director Age — 70 Director since 2007

Mr. Wang currently serves as Chief Economist to China Minsheng Banking Corp., Ltd. and has held this position since December 2002. Mr. Wang was a Chinese Project Advisor for the World Bank from 1990 until 1994. From 1998 through 2000, Mr. Wang was the vice director of Tianjin Security and Futures Supervision Office, in charge of initial public offerings and listing companies. Mr. Wang is an independent director for Tianjin Binhai Energy & Development Co. Ltd., (Shenzhen Stock Exchange: 000695); Tianjin Marine Shipping Co., Ltd. (Shanghai Stock Exchange: 600751), and ReneSola Company (London Stock Exchange: SOLA). Mr. Wang received a Bachelor degree in Economics from Tianjin University of Finance and Economics. The Board believes that Mr. Wang’s economics background and experience working with public companies qualify him to serve a director of the Company.

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CERTAIN OTHER BOARD INFORMATION

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Leadership Structure

Mr. Lei Cao currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Cao simply holds both positions at this time. The Board of Directors believes that Mr. Cao’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Cao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers, vendors and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company; as such, we deem it appropriate to be able to benefit from the guidance of Mr. Cao as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

For additional information regarding, among other related items, our Board of Directors, Corporate Governance, the Compensation Committee, the Audit Committee and the Corporate Governance Committee and compensation of our named executive officers please see the section titled “BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND OTHER RELATED INFORMATION.”

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION
OF THE TWO (2) CLASS II NOMINEES TO THE BOARD OF DIRECTORS.

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PROPOSAL 2

AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO

ELIMINATE CLASSIFIED BOARD STRUCTURE

(ITEM 2 ON THE PROXY CARD)

What am I voting on?

Our Board of Directors has determined that it would be in the best interests of the Company and our shareholders to amend our Amended and Restated Articles of Incorporation to declassify our Board of Directors and provide for the annual election of all directors, as described below. We are asking our shareholders to approve this amendment to our Articles of Incorporation.

What is the current board structure?

Article V, Section 2 of our Articles of Incorporation currently provides that the Board of Directors be classified into three staggered classes, with each to hold office for a three-year term. If the Company’s stockholders approve this Amendment, the annual election of Directors will begin with the Directors elected at the 2019 annual meeting of stockholders.

How will this amendment alter the structure of the Board?

Our Board of Directors voted to approve, and to recommend that our shareholders approve at the Annual Meeting, an amendment to our Articles of Incorporation that, upon filing with the Secretary of State of the State of Virginia, will eliminate our Board of Directors’ classified structure. If our shareholders approve the proposed amendment, directors who have been elected to three-year terms prior to the filing of the amendment (including directors elected at the 2018 Annual Meeting) must be re-elected at the Annual Meeting of Shareholders in 2019. Thereafter, all directors will be elected to one-year terms, meaning that from and after the Annual Meeting of Shareholders in 2019, all directors will stand for elections annually.

What are the reasons for the declassification?

Our Board of Directors recognizes that a classified structure may offer several advantages, such as promoting board of director continuity and stability and reducing a company’s vulnerability to coercive takeover tactics. Our Board of Directors also recognizes, however, that a classified structure may reduce or appear to reduce directors’ accountability to shareholders, since such a structure does not enable shareholders to express views on each director’s performance by means of an annual vote. Our Board of Directors also believes that implementing annual elections for all directors would constitute “best practices” in corporate governance as our Board of Directors noted that many U.S. public companies have eliminated their classified board of director structures in recent years.

In view of the considerations described above, our Board of Directors determined that it is in the best interests of the Company and our shareholders to eliminate the classification of our Board of Directors. Therefore, our Board of Directors has approved the proposed Second Amended and Restated Articles of Incorporation, a copy of which is attached to this Proxy Statement as Appendix A.

What vote is required to approve this proposal?

This Proposal 2 requires the affirmative vote of a majority of the outstanding shares of the Company.

WE RECOMMEND THAT YOU VOTE FOR THE AMENDMENT TO OUR AMENDED AND

RESTATED ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD

STRUCTURE.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP
(ITEM 3 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The Audit Committee of the Board of Directors has appointed Friedman LLP to serve as the Company’s fiscal year 2018 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable primarily as a matter of good corporate governance that the appointment of Friedman LLP be ratified by shareholders.

What services does Friedman LLP provide?

Audit services provided by Friedman LLP for fiscal year 2017 included the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC. In addition, Friedman LLP provided certain services relating to the Company’s quarterly reports.

Will a representative of Friedman LLP be present at the meeting?

One or more representatives of Friedman LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the shareholders do not ratify the appointment, our Audit Committee will reconsider whether or not to retain Friedman LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interest of our shareholders.

What vote is required to ratify this proposal?

This Proposal 3 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting with quorum.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF FRIEDMAN LLP
AS THE COMPANY’S FISCAL YEAR 2018 INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

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PROPOSAL 4

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(ITEM 4 ON THE PROXY CARD)

What am I voting on?

We are asking our shareholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for 2017 as disclosed in the Proxy Statement pursuant to the requirements of Item 402 of Regulation S-K. This advisory vote, which is sometimes referred to as a “say on pay” vote is required by Section 14A of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Is this vote binding on our Company?

As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

How often will shareholders vote on named executive officer compensation?

Our current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of shareholders. It is expected that the next such vote will occur at the fiscal year 2019 Annual Meeting of Shareholders.

What vote is required to approve this proposal?

Approval of this Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at an Annual Meeting with quorum.

What are shareholders being asked to approve?

The Board of Directors is requesting your non-binding approval of the following resolution:

Resolved, that the shareholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

What if this proposal is not approved?

Pursuant to Section 14A of the Exchange Act, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future compensation decisions.

WE RECOMMEND THAT YOU VOTE IN FAVOR OF THE NONBINDING ADVISORY
RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

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BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND OTHER RELATED INFORMATION

What if a nominee is unwilling or unable to serve?

Each of the nominees listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

Non-employee directors are entitled to receive $5,000 per quarter. From time to time we may issue securities to our directors as well in compensation for services, but the amount and frequency of such grants is not set. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Corporate Governance Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Corporate Governance Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance Committee’s charter is available on the Company’s website at www.sino-global.net and in print upon request. The Corporate Governance Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance Committee independent?

Yes. All members of the Corporate Governance Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance Committee identify and evaluate nominees for director?

The Corporate Governance Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.

The Corporate Governance Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the corporate governance committee does consider diversity of opinion and experience when nominating directors.

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What are the Corporate Governance Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Corporate Governance Committee will consider all candidates recommended by eligible shareholders. An eligible shareholder is a shareholder (or group of shareholders) who owns at least 5% of the Company’s outstanding shares and who has held such shares for at least one year as of the date of the recommendation. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514:

a recommendation that identifies the name and address of the shareholder and the person to be nominated;

documentation establishing that the shareholder making the recommendation is an eligible shareholder;

the written consent of the candidate to serve as a director of the Company, if elected;

a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

Upon timely receipt of the required documents, the Company’s Secretary will determine whether the shareholder submitting the recommendation is an eligible shareholder based on such documents. If the shareholder is an eligible shareholder, the Corporate Governance Committee may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board of Directors.

If the candidate is to be evaluated by the Corporate Governance Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance Committee:

A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

A director must have a record of professional accomplishment in his or her chosen field; and

A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance Committee consider?

The Corporate Governance Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

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How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Zhikang Huang, Chief Operating Officer
Sino-Global Shipping America, Ltd.
1044 Northern Boulevard, Suite 305
Roslyn, New York 11576-1514

Does the Company have a Code of Conduct?

The Company has adopted a Code of Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Conduct is available on the Company’s website at www.sino-global.net and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its website.

How often did the Board meet in fiscal year 2017?

The Board of Directors met a total of 4 times, at regular meetings, during fiscal year 2017. The Compensation Committee met 1 time, the Corporate Governance Committee met 1 time, and the Audit Committee met 4 times during fiscal year 2017. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he was a member during fiscal year 2017. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?

During fiscal year 2017, the Board of Directors had standing Audit, Corporate Governance, and Compensation Committees. The members of each of the Committees, their principal functions and the number of meetings held during the fiscal year ended June 30, 2017, are shown below.

Compensation Committee

The members of the Compensation Committee as of June 30, 2017, were:

Ming Zhu
Tieliang Liu
Jing Wang, Chairman

The Compensation Committee held 1 meeting during the fiscal year ended June 30, 2017. The Compensation Committee’s charter is available on the Company’s website at www.sino-global.net and in print upon request. The Compensation Committee’s principal responsibilities include:

Making recommendations to the Board of Directors concerning executive management organization matters generally;

In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code;

Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

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Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee as of June 30, 2017, were:

Ming Zhu

Tieliang Liu, Chairman
Jing Wang

The Audit Committee held four meetings during the fiscal year ended June 30, 2017. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. Liu qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

Review and recommend to the directors the independent auditors to be selected to audit the financial statement of the Company;

Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

Review accounting and financial human resources and succession planning within the Company;

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

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The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Committee

The members of the Corporate Governance Committee are:

Ming Zhu, Chairman

Tieliang Liu
Jing Wang

The Corporate Governance Committee had one meeting during the fiscal year ended June 30, 2017. All members of the Corporate Governance Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance Committee undertakes to:

Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Zhikang Huang, Chief Operating Officer, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

Management — Business History of Named Executive Officers

For information as to the business history of our Chief Executive Officer, Mr. Cao, and our Chief Operating Officer, Mr. Zhikang Huang, see the section “Proposal 1: Election of Directors” elsewhere in this Proxy Statement. For information as to the business history of our Acting Chief Financial Officer, Ms. Tuo Pan, please see the following paragraph.

Tuo Pan
Acting Chief Financial Officer
Age — 32

Our Acting Chief Financial Officer, Ms. Pan, is a seasoned Certified Public Accountant licensed in Australia. Since 2008, Ms. Pan has overseen the finance and accounting functions of Sino-Global Shipping Australia Pty Ltd. Ms. Pan received her bachelor’s degree in Accounting and Finance and a master’s degree in Advance Accounting from the Curtin University of Technology in Western Australia. From August 2007 to July 2008, Ms. Pan worked as an auditor and project manager of Baker Tilly China Ltd., and participated in various projects from e-Future Information Technology Inc, TMC Education Corporation Ltd, China Ministry of Commerce, etc.

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Employment Agreements With The Company’s Named Executive Officers

Sino-Global has employment agreements with each of Mr. Lei Cao, Ms. Tuo Pan and Mr. Zhikang Huang. These employment agreements provide for one-year terms that extend automatically in the absence of termination provided at least 60 days prior to the anniversary date of the agreement. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to provide at least 30 days’ prior notice. In such case during the initial term of the agreement, we would need to pay such executive (a) in the absence of a change of control, one-time the then applicable annual salary of such executive or (b) in the event of a change of control, one-and-a-half times the then applicable annual salary of such executive. In the event of termination due to death or disability, the payment is equal to two times the executive’s salary.

We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Summary Compensation Table

The following table shows the annual compensation paid by us to Mr. Lei Cao, our Chief Executive Officer, Ms. Tuo Pan, our Acting Chief Financial Officer and Mr. Zhikang Huang, our Chief Operating Officer, for the years ended June 30, 2017, and 2016. These individuals were our own named executive officers during this period. No other officer had a salary during either of the previous two years of more than $100,000.

Summary Compensation Table

				Securities-
				based	All other
Name	Year	Salary	Bonus	Compensation	Compensation	Total
Lei Cao,	2017	$180,000	-	-	-	$180,000
Principal Executive Officer	2016	$180,000	-	$159,000	-	$339,000
Tuo Pan, (1)	2017	$60,000	-	-	-	$60,000
Acting Chief Financial Officer	2016	$60,000	-	$21,200	-	$81,200
Anthony S. Chan, (2)	2017	-	$-	-	-	-
Acting Chief Financial Officer	2016	$83,333	$50,000	-	-	$133,333
Zhikang Huang,	2017	$100,000	-	-	-	$100,000
Chief Operating Officer	2016	$100,000	-	$95,400	-	$195,400

(1)	Ms. Pan was appointed as our Acting Chief Financial Officer on October 15, 2015.
(2)	Effective October 15, 2015, Mr. Anthony S. Chan resigned as our Acting Chief Financial Officer.

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Director Compensation (1)

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (2)	All other compensation ($)	Total ($)
Tieliang Liu	20,000	0	0	0	20,000
Jing Wang	20,000	0	0	0	20,000
Ming Zhu	20,000	0	0	0	20,000

(1)	This table does not include Mr. Lei Cao, our Chief Executive Officer, because although Mr. Cao is a director and named executive officer, Mr. Cao’s compensation is fully reflected in the Summary Compensation Table.
(2)	We granted options to purchase 10,000 shares of our common stock to Mr. Jing Wang on May 20, 2008. We granted options to purchase 10,000 shares of our common stock to Mr. Tieliang Liu on January 31, 2013. No value is reflected for the awards in this table because the grant date fair value of all grants was reflected in the year of the applicable grant.

The below table summarizes, as of June 30, 2017, the number of shares of common stock authorized by our shareholders to be issued (directly or by way of issuance of securities exercisable for or convertible into) as incentive compensation to our officers, directors, employees and consultants.

Equity Compensation Plan Information

	Shares	Weighted Average Exercise Price

Options outstanding, as of June 30, 2017	141,000	$3.81
Granted	-	0.00
Exercised	-	0.00
Cancelled	-	0.00

(1)

As of June 30, 2017, pursuant to our 2008 Incentive Plan, we are authorized to issue options to purchase 302,903 shares of our common stock. 66,000 of the outstanding options disclosed in the above table are taken from the 2008 Incentive Plan. Pursuant to our 2014 Incentive Plan, we are authorized to issue, in the aggregate, 10,000,000 shares of common stock or other securities convertible or exercisable for common stock. 75,000 of the outstanding options disclosed on the above table are taken from the 2014 Incentive Plan. Pursuant to the 2014 Incentive Plan, the Company on July 26, 2016 granted options to purchase a total of 150,000 shares of the Company’s common stock to two employees two employees. In February 2017, 75,000 of those options were exercised. We have also issued, in the aggregate, 600,000 shares of common stock to consultants to our Company and 660,000 shares of common stock to our officers and directors. Accordingly, we may issue options to purchase 236,903 shares under the 2008 Incentive Plan, and we may issue 8,590,000 shares of common stock or other securities convertible or exercisable for common stock under the 2014 Incentive Plan. In addition, on December 14, 2016, the Company granted a total of 800,000 options to purchase an aggregate of 800,000 shares of Common Stock to seven employees, with a vesting period from one to three years. With the seven employees’ consent, the Company cancelled the 800,000 options, effective February 16, 2017.

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Outstanding Equity Awards of Named Executive Officers at Fiscal Year-End

Option Awards (1)

Equity
incentive plan
awards:
	Number of	Number of	Number of
	securities	securities	securities
	underlying	underlying	underlying
	unexercised	unexercised	unexercised	Option	Option
	options (#)	options (#)	unearned	exercise	expiration
Name	exercisable	unexercisable	options (#)	price ($)	date
(a)	(b)	(c)	(d)	(e)	(f)
Lei Cao, Principal Executive Officer	36,000	-	-	$7.75	May 19, 2018
Tuo Pan,
Acting Chief Financial Officer	-	-	-	-	-
Zhikang Huang,
Chief Operating Officer	-	-	-	-	-

(1)

Our Company has made stock awards to executive officers. The details are laid out under the beneficial ownership table herein. We have excluded the following columns from this table: (g) Number of shares or units of stock that have not vested (#); (h) Market value of shares of units of stock that have not vested ($); (i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#); and (j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($).

Audit Committee Report And Fees Paid to Independent Registered Public Accounting Firm

Who served on the Audit Committee of the Board of Directors?

The members of the Audit Committee as of June 30, 2017 were Ming Zhu, Tieliang Liu and Jing Wang. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Liu, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.sino-global.net under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal year 2017, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of Friedman LLP and the Company’s Controller, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers those required communication and audit report prepared by the independent registered public accounting firm about the Company’s SEC filings, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

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What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the consolidated financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s consolidated financial statements. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Committee under its charter. The Committee meets regularly with the Company’s independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal year 2017?

The Audit Committee has:

reviewed and discussed the audited consolidated financial statements with the Company’s management; and

discussed with Friedman LLP, independent registered public accounting firm for the Company, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman LLP the written disclosures and the letter required to be provided to Audit Committees, and the Audit Committee has discussed with Friedman LLP its independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal year 2017?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal year 2017.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal year 2017?

The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during 2017 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

Who prepared this report?

This report has been furnished by the members of the Audit Committee as of June 30, 2017.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

During fiscal years 2017 and 2016, Friedman LLP’s fees for the annual audit of our financial statements and the quarterly reviews of the financial statements were $190,000 and $190,000, respectively.

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Audit Related Fees

The Company has not paid Friedman LLP for audit-related services in fiscal years 2017 and 2016.

Tax Fees

Tax fees related to tax return preparation amounted to $27,771 and $23,690 during fiscal year 2017 and 2016, respectively.

All Other Fees

The Company has not paid Friedman LLP for any other services in fiscal years 2017 and 2016.

Beneficial Ownership Of Common Stock

This table below reflects the ownership of our common stock by officers, directors and holders of more than five percent of our common stock. Each shareholder’s percentage ownership is based on 10,435,535 shares issued and outstanding as of January 10, 2018.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are exercisable or exercisable within 60 days of the date of this prospectus are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder.

The below table reflects the ownership of our common stock by officers, directors and holders of more than five percent of our common stock. Percentages are based on 10,435,535 shares issued and outstanding as of January 10, 2018.

Name and Address	Title of Class	Amount of Beneficial Ownership	Percentage Ownership

Mr. Lei Cao(1)(2)	Common	1,405,040	13.5%
Mrs. Tuo Pan(1)	Common	15,000	*
Mr. Michael Huang (1)	Common	80,000	* %
Mr. Jing Wang (1)(3)	Common	50,000	*
Mr. Liu Tieliang (1)(4)	Common	46,000	*
Mr. Ming Zhu(1)	Common	40,000	*
Mr. Yafei Li(1)	Common	19,000	*
Total Officers and Directors (6 individuals)	Common	1,655,040	15.9%

Other Five Percent Shareholders
Mr. Zhong Zhang (5)	Common	1,800,000	17.2%

* Less than 1%.

(1)	The individual’s address is c/o Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Roslyn, New York 11576-1514.
(2)	Mr. Cao has received options to purchase 36,000 shares of the Company’s common stock, all of which underlying shares are reflected in this table because they have vested.
(3)	Mr. Wang has received options to purchase 10,000 shares of the Company’s common stock, all of which underlying shares are reflected in this table because they have vested.

(4)	Mr. Liu has received options to purchase 10,000 shares of the Company’s common stock, 6,000 of which have vested as of the date of the annual report on Form 10-K for fiscal year ended June 30, 2016.
(5)	Mr. Zhang’s address is care of Tianjin Zhiyuan Investment Group Co., Ltd, 10th Floor, Tianwu Huaqing Building, No.22, Jinrong Road, Dasi Industrial Park, Xiqing District Economic Development Zone, Tianjin City, P.R. China, 300385.

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Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended June 30, 2017 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s Common Stock. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under 17 CFR 240.16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of this section, the Company is not aware of any director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) during the most recent fiscal year.

Availability of Form 10-K and Annual Report to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514, by calling (718) 888-1814 or via the Internet at www.sino-global.net.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by September 14, 2018. All written proposals should be submitted to: Zhikang Huang, Chief Operating Officer, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

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Attachment A

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SINO-GLOBAL SHIPPING AMERICA, LTD.

ARTICLE I

Name

The name of the corporation is Sino-Global Shipping America, Ltd.

ARTICLE II

Purpose

The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically stated in these Articles, for which corporations may be incorporated under the Virginia Stock Corporation Act, as amended from time to time.

ARTICLE III

Classes of Stock

1. The number of shares of common stock which the Corporation shall have authority to issue shall be 50,000,000 shares, without par value per share.

Dividends may be paid upon the Common Stock out of any assets of the Corporation available for dividends remaining after full dividends on the outstanding Preferred Stock at the dividend rate or rates therefor, together with the full additional amount required by any participation right, with respect to all past dividend periods and the current dividend period shall have been paid or declared and set apart for payment and all mandatory sinking funds payment that shall have become due in respect of any series of the Preferred Stock shall have been made.

In the event of any liquidation, dissolution or winding up of the Corporation, the Board of Directors may, after satisfaction of the rights of the holders of all shares of Preferred Stock, or the deposit in trust of money adequate for such satisfaction, distribute in kind to the holders of the Common Stock all then remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any of such remaining assets of the Corporation and receive payment therefor wholly or partly in cash and/or in stock and/or in obligations and may sell all or part of the consideration received therefor and distribute all or the balance thereof in kind to the holders of the Common Stock.

The holders of the Common Stock shall, to the exclusion of holders of the Preferred Stock, have the sole and full power to vote for the election of directors and for all other purposes without limitation except (i) as otherwise recited or provided in these Articles of Incorporation applicable to the Preferred Stock, (ii) with respect to a class or series of Preferred Stock, as shall be determined by the Board of Directors pursuant to Section 2(b) of this Article III and (iii) with respect to any voting rights provided by law.

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Subject to the provisions of these Articles of Incorporation applicable to the Preferred Stock, the Corporation may from time to time purchase or otherwise acquire for consideration or redeem (if permitted by the terms thereof) shares of Common Stock or shares of any other class of stock hereafter created ranking junior to the Preferred Stock in respect of dividends or assets and any shares so purchased, acquired or redeemed may be held or disposed of by the Corporation from time to time for its corporate purposes or may be retired as provided by law.

2. The number of shares of Preferred Stock which the Corporation shall have the authority to issue shall be 2,000,000 shares, without par value per share.

The Board of Directors is hereby empowered to cause any class of the Preferred Stock of the Corporation to be issued in series with such of the variations permitted by clauses (a)-(k) below, as shall be determined by the Board of Directors.

The shares of Preferred Stock of different classes or series may vary as to:

a. the designation of such class or series, the number of shares to constitute such class or series and the stated value thereof;

b. whether the shares of such class or series shall have voting rights in addition to any voting rights provided by law, and if so, the terms of such voting rights, which (i) may be general or limited, and (ii) may permit more than one vote per share;

c. the rate or rates (which may be fixed or variable) at which dividends, if any, are payable on such class or series, whether any such dividends shall be cumulative, and if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of such class;

d. whether the shares of such class or series shall be subject to redemption by the Corporation, and if so, the times, prices and other conditions of such redemption;

e. the amount or amounts payable upon shares of such class or series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of, the Corporation;

f. whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

g. whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of such class or any other securities (including Common Stock) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

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h. the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of such class;

i. the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such class or series or of any other series of such class or of any other class;

j. the ranking (be it pari passu, junior or senior) of each class or series as to the payment of dividends, the distribution of assets and all other matters; and

k. any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of these Articles of Incorporation, to the full extent permitted in accordance with the laws of the Commonwealth of Virginia.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of the Preferred Stock the full preferential amounts to which they are respectively entitled under the provisions of these Articles of Incorporation applicable to the Preferred Stock, the holders of the Preferred Stock shall have no claim to any of the remaining assets of the Corporation. The powers, preferences and relative, participating, option and other special rights of each class or series of Preferred Stock and the qualifications, limitations or restrictions thereof if any, may differ from those of any and all other classes and series at any time outstanding. All shares of Preferred Stock of each series shall be equal in all respects.

3. Notwithstanding the foregoing, if one or more series of the Preferred Stock shall be subject to (i) redemption or (ii) repurchase by the Corporation at the option of the holders thereof, as provided in the terms thereof, the following provisions shall apply:

a. If (i) less than all the outstanding shares of one or more series are to be redeemed or (ii) the Corporation is unable to purchase all the shares of one or more series that it is required to offer to repurchase and which the holders thereof desire the Corporation to repurchase, the shares to be redeemed or repurchased shall be selected pro rata in such manner as may be prescribed by resolution of the Board of Directors, or in such other manner, if any, as shall be specified elsewhere in the Articles of Incorporation.

b. Notice to the holders of the shares to be redeemed or repurchased shall be given by mailing to such holders a notice of such redemption or offer to repurchase, first class, postage prepaid, not later than the thirtieth day, and not earlier than the sixtieth day, before the date fixed for redemption or repurchase, at their last addresses as they shall appear upon the books of the Corporation. Any notice which is mailed in such manner shall be conclusively presumed to have been duly given, whether or not the shareholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption or repurchase shall not affect the validity of the proceedings for the redemption or repurchase of any other shares.

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c. The notice of redemption or offer to repurchase to each shareholder whose shares are to be redeemed or which the Corporation is required to offer to repurchase shall specify the number and designation of the shares of such shareholder to be redeemed or repurchased, the date fixed for redemption or repurchase, the redemption or repurchase price, and where payment of the redemption or repurchase price is to be made upon surrender of certificates for such shares and shall state the date to which accrued dividends, if any, will be paid and that from and after said date dividends thereon will cease to accrue. In the event any of such shares have conversion rights, the notice shall also state the conversion rate then in effect and the date on which the conversion rights shall cease and terminate.

d. In the case of each share called for redemption, or which the Corporation offers to repurchase and the holder thereof desires the Corporation to repurchase, the Corporation shall be obligated (unless such share has conversion rights and shall be converted on or prior to the redemption or repurchase date), to pay to the holder thereof the redemption or repurchase price (including accrued dividends, if any, to the extent and if so provided for such shares) upon surrender of the certificate for such share at the office of the Corporation or any transfer agent for the series, specified for that purpose on or after the redemption or repurchase date. Unless the Corporation shall default in the payment of the redemption or repurchase price plus accrued dividends, if any, dividends on each share so called for redemption, or which the Corporation offers to repurchase and the holder thereof desires the Corporation to repurchase, shall cease to accrue from and after the redemption or repurchase date or such earlier date as shall be specified in the terms thereof.

4. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, if the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay in full all amounts to which the holders of Preferred Stock and any other stock of any class ranking on a parity as to liquidation preference are entitled, the amount available for distribution to shareholders shall be shared by the holders of all such classes and any series thereof pro rata according to the preferential amounts to which shares of each such series or class are entitled. For the purposes of this Section 4, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all its assets shall not constitute or be deemed a liquidation, dissolution, or winding up of the Corporation.

5. Any and all shares of Preferred Stock and Common Stock of the Corporation, at the time authorized but not issued and outstanding, may be issued and disposed of by the Board of Directors of the Corporation in any lawful manner, consistently, in the case of shares of Preferred Stock, with the requirements set forth in the provisions of these Articles of Incorporation applicable to the Preferred Stock, at any time and from time to time, for such considerations as may be fixed by the Board of Directors of the Corporation.

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6. No holder of shares of any class of stock of the Corporation shall have any preemptive or preferential right to purchase or subscribe to (i) any shares of any class of the Corporation, whether now or hereafter authorized; (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

7. Any class of stock of the Corporation shall be deemed to rank -

a. prior to another class either as to dividends or upon liquidation, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class;

b. on a parity with another class either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof are different from those of such others, if the holders of such class of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation. dissolution or winding up, as the case may be, in proportion to their respective dividend rates or prices, without preference or priority one over the other with respect to the holders of such other class; and

c. junior to another class either as to dividends or upon liquidation, if the rights of the holders of such class shall be subject or subordinate to the rights of the holders of such other class in respect of the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be.

ARTICLE IV

Registered Office and Agent

The initial registered office shall be located at 1051 East Cary Street, Three James Center, 12th Floor, Richmond, Virginia 23219, which is located in the City of Richmond, and the initial registered agent shall be Bradley A. Haneberg, who is a resident of Virginia and a member of the Virginia State Bar, and whose business address is the same as the address of the initial registered office.

ARTICLE V

Board of Directors

1. The number of directors constituting the Corporation’s Board of Directors shall be between five (5) and nine (9), a majority of which shall be independent in accordance with Nasdaq Stock Market rules and regulations (such directors being the “Independent Directors”).

2. Commencing with the 2019 annual meeting of shareholders, the Board of Directors shall be made of a single class of directors, each of whom shall be elected annually at the annual meeting of shareholders, to hold office for a term expiring at the subsequent annual meeting of shareholders or until the earlier of his or her death, resignation or removal.

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3. The number of directors of the Corporation may be changed by (i) the affirmative vote of shareholders holding a majority of each class of shares of the Corporation entitled to vote thereon or (ii) the affirmative vote of a majority of the Corporation’s Board of Directors taken at a meeting of which the directors received at least ten (10) days’ advance notice.

4. When the number of directors is changed, any vote to reduce the number of the Corporation’s directors shall not result in the removal of a director previously elected or appointed. Rather, such a vote will simply reduce the number of directors to be elected at the next succeeding election of directors by the Corporation’s shareholders.

ARTICLE VI

Indemnification

1. In this Article:

“applicant” means the person seeking indemnification pursuant to this Article.

“expenses” includes counsel fees.

“liability” means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

“party” includes an individual who was, is or is threatened to be made a named defendant or respondent in a proceeding.

“proceeding” means any threatened, pending, or completed action, suit or proceeding. whether civil, criminal, administrative or investigative and whether formal or informal.

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2. In any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, no director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages with respect to any transaction, occurrence or course of conduct, whether before or after the effective date of this Article, except for liability resulting from that person’s having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

3. The Corporation shall indemnify(a) any person who was, is or may become a party to any proceeding, including a proceeding brought by a shareholder in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation, or (b) any director or officer who is or was serving at the request of the Corporation as a director, trustee, partner or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred by him in connection with such proceeding unless he engaged in willful misconduct or a knowing violation of criminal law. A person is considered to be serving an employee benefit plan at the Corporation’s request if his duties to the Corporation also impose duties on, or otherwise involve securities by, him to the plan or to participants in or beneficiaries of the plan. The Board of Directors is hereby empowered, by a majority vote of a quorum of disinterested Directors, to enter into a contract to indemnify any Director or officer in respect of any proceedings arising from any act or omission, whether occurring before or after the execution of such contract.

4. No amendment or repeal of this Article shall affect the rights provided under this Article with respect to any act or omission arising before the amendment or repeal. The Corporation shall promptly take all such actions, and make all such determinations, as shall be necessary or appropriate to comply with its obligation to make any indemnity under this Article and shall promptly pay or reimburse all reasonable expenses, including attorneys’ fees, incurred by any such director, officer, employee or agent in connection with such actions and determinations or proceedings of any kind arising therefrom.

5. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the applicant did not meet the standard of conduct described in Section 2 or 3 of this Article.

6. Any indemnification under Section 3 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the applicant has met the standard of conduct set forth in Section 3.

The determination shall be made:

a. By the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding;

b. If a quorum cannot be obtained under Section 6(a) of this Section, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

30

c. By special legal counsel:

(1) Selected by the Board of Directors or committee in the manner prescribed in Sections 6(a) or 6(h) of this Article: or

(2) If a quorum of the Board of Directors cannot be obtained under Section 6(a) of this Article and a committee cannot be designated under Section 6(b) of this Article, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

d. By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

Any evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is appropriate, except that if the determination is made by special legal counsel, such evaluation as to reasonableness of expenses shall be made by those entitled under Section 6(c) of this Article to select counsel.

Notwithstanding the foregoing. if the composition of a majority of the Board of Directors has changed after the date of the alleged act or omission with respect to which indemnification is claimed, any determination with respect to any claim for indemnification or advancement of expenses made pursuant to this Article shall be made by special legal counsel agreed upon by the Board of Directors and applicant. If the Board of Directors and the applicant are unable to agree upon such special legal counsel, the Board of Directors and the applicant each shall select a nominee, and the nominees shall select such special legal counsel.

7. a. The Corporation shall pay for or reimburse the reasonable expenses incurred by any applicant who is a party to a proceeding in advance of final disposition of the proceeding or the making of any determination under Section 3 if the applicant furnishes the Corporation:

(1) a written statement of the applicant’s good faith belief that he or she has met the standard of conduct described in Section 3; and

(2) a written undertaking, executed personally or on the applicant’s behalf: to repay the advance if it is ultimately determined that the applicant did not meet such standard of conduct.

b. The undertaking required by Section 7(a)(2) of this Article shall be an unlimited general obligation of the applicant but need not be secured and may be accepted without reference to financial ability to make repayment.

c. Authorizations of payments under this Section shall be made by the persons specified in Section 6 of this Article.

8. The Board of Directors is hereby empowered, by majority vote of a quorum consisting of disinterested directors, to cause the Corporation to indemnify or contract to indemnify any person not specified in Section 2 or 3 of this Article who was, is or may become a party to any proceeding, by reason of the fact that the person is or was an employee or agent of the Corporation, is or was serving at the request of the Corporation a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan or other enterprise, to the same extent as if that person were specified as one to whom indemnification is granted in Section 3. The provisions of Sections 4 through 7 of this Article shall be applicable to any indemnification provided hereafter pursuant to this Section 8.

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9. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred in any such capacity or arising from the person’s status as such, whether or not the Corporation would have power to indemnify that person against such liability under the provisions of this Article.

10. Every reference herein to directors, officers, employees or agents shall include former directors, officers, employees and agents arid their respective heirs, executors and administrators. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this Article on the Board of Directors shall not be exclusive of any other rights to which any other person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Corporation or others, with respect to claims, issues or matters in relation to which the Corporation would not have the power to indemnify that person under the provisions of this Article. Such rights shall not prevent or restrict the power of the Corporation to make or provide for any future indemnity, or provisions for determining entitlement to indemnity, pursuant to one or more indemnification agreements, bylaws, or other arrangements (including, without limitation, creation of trust funds or security interests funded by letters of credit or other means) approved by the Board of Directors (whether or not any of the directors of the Corporation shall be a party to or beneficiary of any such agreements, bylaws or arrangements); provided, however, that any provision of such agreements, bylaws or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this Article or applicable laws of the Commonwealth of Virginia.

11. Each provision of this Article shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

ARTICLE VII

Voting

1. Unless these Articles of Incorporation provide otherwise or the Board of Directors conditions its submission of a particular matter on receipt of a greater vote or on any other basis permitted by applicable law, the vote of the holders of a majority of the outstanding shares of any series or class of stock voting as such series or class, or any series and/or classes of stock voting together as a voting group, entitled to vote on the following matters required by applicable law to be submitted to such series, classes or voting group shall be required and sufficient for the adoption or approval thereof by such series, classes or voting group: (i) any amendment or restatement of the Articles of Incorporation of the Corporation, (ii) a plan of merger, (iii) a plan of share exchange, (iv) the sale, lease or exchange or other disposition of all or substantially all of the property of the Corporation other than in the usual and regular course of business, or (v) a proposal to dissolve the Corporation. The foregoing provisions of this Article VII shall not be construed to alter or modify in any respect the voting requirements prescribed by the Virginia Stock Corporation Act which would in the absence of such provisions be applicable to the approval of any affiliated transaction (as defined in said Act) or any amendment of the Articles of Incorporation relating to the vote required for such approval.

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2. On matters presented to the shareholders other than those set forth in Section 1 of Article VII, the vote of the holders of a majority of the outstanding shares of any series or class of stock voting as such series or class, or any series and/or classes of stock voting together as a voting group, entitled to vote on such matter at a shareholder meeting for which a quorum of such series, class or voting group is present, shall be required and sufficient for the adoption or approval of such matters by such series, classes or voting groups. For purposes of this Section 2 of Article VII, a quorum shall consist of one-third (1/3) of the outstanding shares of capital stock in such series, class or voting group.

ARTICLE VIII

Amendment of Bylaws

Except as otherwise provided in the bylaws, the shareholders and the Board of Directors shall each have the power to make, amend or repeal bylaws of the Corporation by a majority vote.

ARTICLE IX

Exemption from Virginia Control Share Acquisitions Act

The Corporation elects, pursuant to Virginia Code Annotated Section 13.1-728.2, to be exempt from the requirements of the Virginia Control Share Acquisitions Act (Va. Code Ann. §§ 13.1-728.1, et seq.).

Dated: _____________, 2018

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Exhibit A: Sample of the Proxy Card

Sino-Global Shipping America, Ltd.

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EST, on March 6, 2018.

Vote by Internet

- Go to **www.investorvote.com/SINO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees, FOR Proposals 2, 3 and 4.

	For	Withhold
01 - Lei Cao	☐	☐
02 - Tieliang Liu	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 3 6 1 5 3 6 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02QPFB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET <u>OR</u> TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sino-Global Shipping America, Ltd.

NOTICE OF OFFICIAL YEAR 2018 ANNUAL MEETING OF SHAREHOLDERS

Sino-Global Shipping America, Ltd.
at the offices of Pryor Cashman LLP
7 Times Square
New York, New York 10036

At the meeting, we will also report on the Company's performance and operations during the fiscal year ended June 30, 2017 and respond to shareholder questions. A copy of our 2017 Annual Report on Form 10-K is enclosed.

You may vote if you were a shareholder of record on January 10, 2018. Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy by telephone, the internet or by mail. If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

Sino-Global Shipping America, Ltd.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees, FOR Proposals 2, 3 and 4.

	For	Withhold
01 - Lei Cao	☐	☐
02 - Tieliang Liu	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 6 1 5 3 6 2

02QPGB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sino-Global Shipping America, Ltd.

NOTICE OF OFFICIAL YEAR 2018 ANNUAL MEETING OF SHAREHOLDERS

Sino-Global Shipping America, Ltd.
at the offices of Pryor Cashman LLP
7 Times Square
New York, New York 10036

At the meeting, we will also report on the Company's performance and operations during the fiscal year ended June 30, 2017 and respond to shareholder questions. A copy of our 2017 Annual Report on Form 10-K is enclosed.

You may vote if you were a shareholder of record on January 10, 2018. Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy by mail. If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

Sino-Global Shipping America, Ltd.

C 1234567890

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Vote by Internet

- Go to **www.investorvote.com/SINO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Fiscal Year 2018 Annual Meeting to be Held on March 6, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/SINO

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/SINO**.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

2 N O T   C O Y

02QPHB

Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the nominees, FOR Proposals 2, 3 and 4:

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Sino-Global Shipping America, Ltd. 2018 Annual Meeting

Directions to Sino-Global Shipping America, Ltd. 2018 Annual Meeting are available in the proxy statement, which can be viewed at www.investorvote.com/SINO.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/SINO.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by 10 days before the meeting.

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